UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 20, 2018

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California		93108
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

This Form 8-K/A is being furnished for the sole purpose of including as an exhibit a corrected version of a press release as described in further detail in Item 2.02 below.

Item 2.02 Results of Operations and Financial Condition.

On November 20, 2018 QAD Inc’s (the “Company”) third-party financial printer inadvertently filed a current report on Form 8-K disclosing that the Company had issued a press release announcing its consolidated financial results for the quarter ended October 31, 2018 and included a draft copy of the press release as an exhibit to the Form 8-K.  The Company is furnishing this amendment on Form 8-K/A to the Form 8-K to disclose the final version of the press release.  The final press release contains the correct guidance of Non-GAAP pre-tax income.

The information in this Report, including the Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description
---------------	----------------------------------------------------------------------------------------------------------
99.1	Press Release, dated as of November 20, 2018, entitled “QAD Reports Fiscal 2019 Third Quarter and Year-to-Date Financial Results”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Date: November 20, 2018	By:	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer